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                       Securities and Exchange Commission
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):   January 9, 1998
                                                 ---------------------




                              GART SPORTS COMPANY
             -----------------------------------------------------
             (Exact Name of Registrant as specified in its charter)


       Delaware                       000-23515                 84-1242802
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(State or other juris-             (Commission file           (IRS Employer
diction of incorporation)number)                            Identification No.)



                     2000 Broadway
                    Denver, Colorado                                 80203
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                  Address of principal                             (Zip Code)
                   executive offices)




                                 (303) 861-1122
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              (Registrant's telephone number, including area code)



                                 Not Applicable
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         (Former name or former address, if changed since last report)



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ITEM 5.  OTHER EVENTS.

         On January 9, 1998, the Registrant issued two press releases attached hereto as Exhibit 99.1, which is incorporated herein by reference, confirming that the Registrant's acquisition of Sportmart, Inc., as described in the Registrant's Registration Statement on Form S-4 (File No.
333-42355), was completed that date.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

       (c)   Exhibits.

             99.1              Press releases issued January 9, 1998 by the
                               Registrant.



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             GART SPORTS COMPANY
                                             (Registrant)

                                             /s/ Thomas B. Nelson
                                             ----------------------------------
Date:  January 9, 1998                       Thomas B. Nelson
                                             Senior Vice President













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                                 EXHIBIT INDEX


         Exhibit No.              Description
         -----------              -----------

             99.1      Press releases issued January 9, 1998 by the Registrant.